
                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1997-2 Sub-Pool 1
 In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997
                        Lee Servicing Company reports the following
  information pertaining to Series 1997-2 Sub-Pool 1 for October 27, 1997, the Remittance date.

                        Due period ended: October 1, 1997

==================================================================================
  1 Total Actual Principal Collections                                2,126,851.55
  2 Total Actual Interest Collections                                 1,301,462.78
  3 Less: Service Fees Previously Remitted                               68,538.28
  4 Additional Proceeds                                                       0.00
                                                                      ------------
  5   Total Collections:                                              3,359,776.05

    MONTHLY ADVANCES
    ----------------
  6 Delinquent Interest                                                 (24,960.28)
  7 Compensating Interest                                                 7,918.00
  8 Cross Collateral Deposit                                                  0.00
  9 Reserve Withdrawal per Sec. 6.14c                                         0.00
                                                                      ------------
 10   Available Remittance Amount:                                    3,342,733.77

    FEES
    ----
 11 Expense Account Deposit:                                              3,214.41
                                                                      ------------
 12     Adjusted Remittance Amount:                                   3,339,519.36

    REMAINING AMOUNT AVAILABLE:
    ---------------------------
 13     Adjusted Remittance Amount                                    3,339,519.36
 14     Insured Payments                                                      0.00
 15     Supplemental Interest Due                                             0.00
 16     Insurance Account Deposit @ 13 bp
           the Ending Principal Balance                                  13,929.11
 17     Cross Collateral Withdrawal                                           0.00
 18     Class Remittance Amounts                                      3,325,590.25
 19     Supplemental Interest not Previously
            Reimbursed                                                        0.00
 20     Non-Recoverable Advances not
            Previously Reimbursed                                             0.00
                                                                      ------------
 21  Total Remaining Amount Available:                                        0.00
                                                                      ============

     Amount of Reimbursements Pursuant to Sec. 5.04
 22     Servicing Fee                                                         0.00
 23     Monthly Advances and Servicer Advances                                0.00
 24     Other Mortgage Payments                                               0.00
 25     Interest Earned on P&I Deposits                                       0.00
 26     Additional Servicing Compensation                                     0.00

==================================================================================

                                              ALLIANCE FUNDING COMPANY
                             by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                Designated Servicer
                                               SERVICER'S CERTIFICATE

                                                 1997-2 Sub-Pool 1

          In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997
                                    Lee Servicing Company reports the following
           information pertaining to Series 1997-2 Sub-Pool 1 for October 27, 1997, the Remittance date.

                                         Due period ended: October 1, 1997

===============================================================================================================
                                                               TOTAL             CLASS A-1          CLASS A-2
                                                               -----             ---------          ---------

 27 Loans Outstanding - BOM                                          2411
 28 Opening Loan Balance                                   133,373,548.87      47,961,134.14      14,631,288.11
 29 Pre-Funding Account Balance                                      0.00               0.00               0.00
 30 Initial Overcollateralization                            2,670,272.99       1,901,540.40         131,685.16
 31 Realized Losses, LTD                                             0.00               0.00               0.00
 32 Carryforward Amount                                              0.00               0.00               0.00
                                                           --------------      -------------      -------------
 33 Total Class Principal Balance                          130,703,275.88      46,059,593.74      14,499,602.95
 34     Pool Factor per Loan Balance                           99.2023183%        35.6731581%        10.8826504%
 35     Pool Factor per Class Balance                          97.2161878%        34.2588056%        10.7847039%

 36 Excess Spread                                                    0.00
 37 Cross Collateral Withdrawal                                      0.00
 38 Cross Collateral Deposit                                         0.00               0.00
 39 Additional Principal due Class A                           477,711.02         477,711.02
 40 Interest Remittance @ Pass-Through Rates                   721,027.68         236,490.43          80,593.63
 41 Supplemental Interest Remittance                                 0.00               0.00               0.00

    PRINCIPAL REDUCTIONS:
 42     Class 1A-5 Lockout Remittance                                0.00
 43     Prepayments - Number                                           32                 32
 44     Prepayments - Dollar                                 1,872,299.21       1,872,299.21               0.00
 45     Net Liquidation Proceeds                                     0.00               0.00               0.00
 46     Curtailments                                             1,228.23           1,228.23               0.00
 47     Normal and Excess Payments                             253,324.11         253,324.11               0.00
 48     Pre-Funding Account Transfer                                 0.00               0.00               0.00
                                                           --------------      -------------      -------------
 49 Total Principal Remittance                               2,126,851.55       2,126,851.55               0.00
 50 Additional Principal Reduction                             477,711.02         477,711.02               0.00
                                                           --------------      -------------      -------------
 51 Total Remittance                                         3,325,590.25       2,841,053.00          80,593.63
                                                           ==============      =============      =============
 52 Current Month Realized Loss - Number                                0                  0
 53 Current Month Realized Loss - Dollar                             0.00               0.00

    CLASS PRINCIPAL BALANCE - EOM
 54 Loans Outstanding - EOM                                          2379
 55 Closing Loan Balance                                   131,246,697.32      45,834,282.59      14,631,288.11
 56 Pre-Funding Account Balance                                      0.00               0.00               0.00
 57 Additional Principal Reduction, LTD                      3,147,984.01       2,379,251.42         131,685.16
 58 Realized losses, LTD                                             0.00               0.00               0.00
                                                           --------------      -------------      -------------
 59 Total Class Principal Balance                          128,098,713.31      43,455,031.17      14,499,602.95
 60     Pool Factor per Loan Balance                           97.6203810%        34.0912207%        10.8826504%
 61     Pool Factor per Class Balance                          95.2789323%        32.3215500%        10.7847039%

                                                              CLASS A-3          CLASS A-4           CLASS A-5         CLASS R
                                                              ---------          ---------           ---------         -------
 27 Loans Outstanding - BOM
 28 Opening Loan Balance                                    24,419,115.33      13,117,706.59      33,244,304.70
 29 Pre-Funding Account Balance                                      0.00               0.00               0.00
 30 Initial Overcollateralization                              219,778.00         118,062.57         299,206.86
 31 Realized Losses, LTD                                             0.00               0.00               0.00
 32 Carryforward Amount                                              0.00               0.00               0.00
                                                           --------------      -------------      -------------
                                                            24,199,337.33      12,999,644.02      32,945,097.84
 33 Total Class Principal Balance                              18.1627682%         9.7568590%        24.7268827%
 34     Pool Factor per Loan Balance                           17.9992988%         9.6690448%        24.5043347%
 35     Pool Factor per Class Balance

 36 Excess Spread                                                                                                        0.00
 37 Cross Collateral Withdrawal                                                                                          0.00
 38 Cross Collateral Deposit
 39 Additional Principal due Class A
 40 Interest Remittance @ Pass-Through Rates                   136,322.93          76,264.58         191,356.11
 41 Supplemental Interest Remittance                                 0.00               0.00               0.00

    PRINCIPAL REDUCTIONS:
 42     Class 1A-5 Lockout Remittance                                                                      0.00
 43     Prepayments - Number
 44     Prepayments - Dollar                                         0.00               0.00               0.00
 45     Net Liquidation Proceeds                                     0.00               0.00               0.00
 46     Curtailments                                                 0.00               0.00               0.00
 47     Normal and Excess Payments                                   0.00               0.00               0.00
 48     Pre-Funding Account Transfer                                 0.00               0.00               0.00
                                                           --------------      -------------      -------------          ----
 49 Total Principal Remittance                                       0.00               0.00               0.00
 50 Additional Principal Reduction                                   0.00               0.00               0.00
                                                           --------------      -------------      -------------          ----
 51 Total Remittance                                           136,322.93          76,264.58         191,356.11          0.00
                                                           ==============      =============      =============          ====
 52 Current Month Realized Loss - Number
 53 Current Month Realized Loss - Dollar

    CLASS PRINCIPAL BALANCE - EOM
 54 Loans Outstanding - EOM
 55 Closing Loan Balance                                    24,419,115.33      13,117,706.59      33,244,304.70
 56 Pre-Funding Account Balance                                      0.00               0.00               0.00
 57 Additional Principal Reduction, LTD                        219,778.00         118,062.57         299,206.86
 58 Realized losses, LTD                                             0.00               0.00               0.00
                                                           --------------      -------------      -------------
 59 Total Class Principal Balance                           24,199,337.33      12,999,644.02      32,945,097.84
 60     Pool Factor per Loan Balance                           18.1627682%         9.7568590%        24.7268827%
 61     Pool Factor per Class Balance                          17.9992989%         9.6690448%        24.5043347%

====================================================================================================================================

                                                    Page 2 of 4

                                              ALLIANCE FUNDING COMPANY
                             by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                Designated Servicer
                                               SERVICER'S CERTIFICATE

                                                 1997-2 Sub-Pool 1

          In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997
                                    Lee Servicing Company reports the following
           information pertaining to Series 1997-2 Sub-Pool 1 for October 27, 1997, the Remittance date.

                                         Due period ended: October 1, 1997

===============================================================================================================
                                                              TOTAL             CLASS A-1          CLASS A-2
                                                              -----             ---------          ---------
 62 Weighted Note Rate - THIS Remittance                   11.54121 %
 63 Weighted Note Rate - NEXT Remittance                   11.53447 %

 64 Related Remittance Period for Libor Rate                25-Sep-97             thru             26-Oct-97
 65 Days in Related Period                                     32

 66 Pass-Through Rates                                                               5.77625%              6.67%

 67 Weighted Average Remaining Term                         213.53


 68 Original Pool - Principal Balance                       94,729,249.31      35,625,326.78      10,124,599.82
  69 Original Pool - Pre-Funding Account                    40,937,753.72      15,395,676.25       4,375,400.18
 70 Original Pool - Additional Principal Reduction           1,221,003.03       1,221,003.03               0.00
                                                           --------------      -------------      -------------
 71 Original Pool Total                                    134,446,000.00      49,800,000.00      14,500,000.00
 72 Original Pool - Number of Loans                          1674

                                                              CLASS A-3         CLASS A-4          CLASS A-5
                                                              ---------         ---------          ---------
 62 Weighted Note Rate - THIS Remittance
 63 Weighted Note Rate - NEXT Remittance

 64 Related Remittance Period for Libor Rate
 65 Days in Related Period

 66 Pass-Through Rates                                               6.76%          7.04%              6.97%

 67 Weighted Average Remaining Term


 68 Original Pool - Principal Balance                       16,897,607.98       9,077,227.43      23,004,487.30
 69 Original Pool - Pre-Funding Account                      7,302,392.02       3,922,772.57       9,941,512.70
 70 Original Pool - Additional Principal Reduction                   0.00               0.00               0.00
                                                            -------------      -------------      -------------
 71 Original Pool Total                                     24,200,000.00      13,000,000.00      32,946,000.00
 72 Original Pool - Number of Loans

----------------------------------------------------------------------------------------------------------------

   CLASS A OVERCOLLATERALIZATION RECONCILIATION
   --------------------------------------------
                                                            Beg. of Month      Current Month      End of Month
                                                            -------------      -------------     --------------
 73 Additional Principal Reduction, LTD*                    2,670,272.99         477,711.02       3,147,984.01
 74 Cross Collateral Deposits                                       0.00               0.00               0.00
 75 Less:  Realized Losses, LTD                                     0.00               0.00               0.00
                                                           -------------        -----------      -------------
 76 Overcollateralization of Principal                      2,670,272.99         477,711.02       3,147,984.01
                                                           =============        ===========      =============

 77 Base Overcollateralization Required                                                           7,800,852.67
 78 Required Overcollateralization Amount                                                         7,800,852.67

   CURRENT MONTH SUBORDINATED AMOUNT                       Beg. of Month       Current Month      End of Month
   ---------------------------------                       -------------       -------------     --------------
 79 Original Subordinated Amount                           16,890,541.87         N/A             16,890,541.87
 80 Less: Cumulative Realized Losses                                0.00               0.00               0.00
 81 Plus: Cumulative Additional Proceeds                            0.00               0.00               0.00
                                                           -------------        -----------      -------------
 82 Current Subordinated Amount                            16,890,541.87                         16,890,541.87
                                                           =============                         =============

   NONRECOVERABLE ADVANCE RECONCILIATION
   -------------------------------------
 83 Beginning of Month                                                                 0.00
 84 Current Month Unpaid Nonrecoverable Advance                                        0.00
 85 Less: Current Month Reimbursement                                                  0.00
                                                                                -----------
 86 End of Month                                                                       0.00

------------
* Opening balance adjusted to include initial overcollateralization of $1,221,003.03

================================================================================================================

                                                    Page 3 of 4

                                              ALLIANCE FUNDING COMPANY
                             by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                Designated Servicer
                                               SERVICER'S CERTIFICATE

                                                 1997-2 Sub-Pool 1

          In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997
                                    Lee Servicing Company reports the following
           information pertaining to Series 1997-2 Sub-Pool 1 for October 27, 1997, the Remittance date.

                                         Due period ended: October 1, 1997

===============================================================================================================

                                                                                 CLASS              CLASS
                                                             TOTAL                A1                  A2
                                                             -----               -----              -----
 87 Total Class Principal - Original Pool              $134,446,000.00     $49,800,000.00     $14,500,000.00
 88 Interest Remittance Amount                              721,027.68         236,490.43          80,593.63
 89 Interest Rate Factor/1000                                 5.362954           4.748804           5.558181

 90 Total Principal Collections                           2,126,851.55       2,126,851.55               0.00
 91 Prefunding Account Excess                                     0.00               0.00               0.00
 92 Additional Principal Reduction                          477,711.02         477,711.02               0.00
                                                       ---------------     --------------     --------------
 93 Principal Remittance Amount                           2,604,562.57       2,604,562.57               0.00
 94 Principal Payment Factor/1000                            19.372555          52.300453           0.000000
 95 Current Month Ending Principal Factor                   952.789324         872.590987         999.972617

 96 Prior Month Principal Factor                            972.161879         924.891440         999.972617

                                                            CLASS                CLASS               CLASS
                                                             A3                   A4                   A5
                                                            -----                -----               -----
 87 Total Class Principal - Original Pool               $24,200,000.00     $13,000,000.00     $32,946,000.00
 88 Interest Remittance Amount                              136,322.93          76,264.58         191,356.11
 89 Interest Rate Factor/1000                                 5.633179           5.866506           5.808174

 90 Total Principal Collections                                   0.00               0.00               0.00
 91 Prefunding Account Excess                                     0.00               0.00               0.00
 92 Additional Principal Reduction                                0.00               0.00               0.00
                                                       ---------------     --------------     --------------
 93 Principal Remittance Amount                                   0.00               0.00               0.00
 94 Principal Payment Factor/1000                             0.000000           0.000000           0.000000
 95 Current Month Ending Principal Factor                   999.972617         999.972617         999.972617

 96 Prior Month Principal Factor                            999.972617         999.972617         999.972617

==============================================================================================================

                                                  ALLIANCE FUNDING COMPANY
                                 by  LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                                                     Designated Servicer
                                                    SERVICERS CERTIFICATE

                                                      1997-2 SUB POOL 2

              In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997 and the Insurance Agreement dated as of June 1, 1997, Lee Servicing Company reports the following information pertaining to series 1997-2 Sub Pool 2 for October 27, 1997, the Remittance date.

                                                       Period Ended: October 1, 1997

====================================================================================================================================



  1 Total Actual Principal Collections                        2,562,458.61
  2 Total Actual Interest Collections                         1,420,249.01
  3 Less: Service Fees Previously Remitted                       89,015.48
  4 Additional Proceeds                                               0.00
                                                              ------------
  5 TOTAL COLLECTIONS:                                        3,893,692.14

    MONTHLY ADVANCE
    ---------------
  6 Delinquent Interest                                          (4,074.86)
  7 Compensating Interest                                         6,306.21
  8 Amounts Held for Future Distributions                             0.00
  9 Reserve Withdrawal Per Sec. 6.08 VII                              0.00
                                                              ------------
 10 AVAILABLE REMITTANCE AMOUNT:                              3,895,923.49

 11    Less: Expense Account Deposit                              3,939.52
 12    Cross Collateral Deposit                                       0.00
                                                              ------------
 13 ADJUSTED REMITTANCE AMOUNT:                               3,891,983.97

    REMAINING AMOUNT AVAILABLE:

 14 Adjusted Remittance Amount                                3,891,983.97
 15 Insured Payments                                                  0.00
 16 Supplemental Interest Due                                         0.00
 17 Insurance Account Deposit @ 13bp
         the Ending Class Principal Balance                      17,071.25
 18 Class Remittance Amounts                                  3,874,912.72
 19 Cross Collateral Withdrawal                                       0.00
 20 Supplemental Interest not Previously Reimbursed                   0.00
 21 Non-Recoverable Advances not
           Previously Reimbursed                                      0.00
                                                              ------------
 22 Total Remaining Amount Available:                                 0.00
                                                              ============
    AMOUNT OF REIMBURSEMENTS PURSUANT TO SEC. 5.04
 23 Servicing Fee                                                     0.00
 24 Monthly Advances and Servicer Advances                            0.00
 25 Other Mortgage Payments                                           0.00
 26 Interest Earned on P&I Deposits                                   0.00
 27 Additional Servicing Compensation                                 0.00

------------------------------------------------------------------------------------------------------------------------------------



                                                  ALLIANCE FUNDING COMPANY
                                 by  LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                                                     Designated Servicer
                                                    SERVICERS CERTIFICATE

                                                      1997-2 SUB POOL 2

              In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997 and the Insurance Agreement dated as of June 1, 1997, Lee Servicing Company reports the following information pertaining to series 1997-2 Sub Pool 2 for October 27, 1997, the Remittance date.

                                                Period Ended: October 1, 1997

====================================================================================================================================
                                                                     TOTAL             CLASS 2-A                  CLASS R
                                                                     -----             ---------                  -------

 28      Number of Loans                                                  1376
 29 Original Principal Balance                                  166,140,685.76       166,140,685.76
 30 Original Pre-Funding Account Balance                                  0.00                 0.00
 31 Initial Overcollateralization                                 5,997,487.77         5,997,487.77
 32 Realized Losses, LTD                                                  0.00                 0.00
 33 Carryforward Amount                                                   0.00                 0.00
                                                                --------------       --------------
 34 Opening Class Principal Balance                             160,143,197.99       160,143,197.99
 35      Pool Factor per Loan Balance                               99.1565022%          99.1565022%
 36      Pool Factor per Class Balance                             100.0000000%         100.0000000%
 37 Excess Spread                                                         0.00                                       0.00
 38 Additional Principal due Class A                                473,125.82           473,125.82
 39 Cross Collateral Deposit                                              0.00                 0.00
 40 Cross Collateral Withdrawal                                           0.00                                       0.00
 41 Interest Remittance                                             839,328.29           839,328.29
 42 Supplemental Interest Remittance                                      0.00                 0.00

    PRINCIPAL REDUCTIONS:
    --------------------
 43      Prepayments - Number                                               16                   16
 44      Prepayments - Dollar                                     2,280,170.58         2,280,170.58
 45      Net Liquidation Proceeds                                         0.00                 0.00
 46      Curtailments                                               189,685.10           189,685.10
 47      Normal and Excess Payments                                  92,602.93            92,602.93
                                                                --------------       --------------                  ----
 48 Total Principal Remittance                                    2,562,458.61         2,562,458.61
 49 Additional Principal Reduction                                  473,125.82           473,125.82
                                                                --------------       --------------                  ----
 50 Total Remittance                                              3,874,912.72         3,874,912.72                  0.00
                                                                ==============       ==============                  ====
 51 Carryforward Amount                                                   0.00
 52 Current Month Realized Loss - Number                                     0                                          0
 53 Current Month Realized Loss - Dollar                                  0.00                                       0.00

    CLASS PRINCIPAL BALANCE - EOM
    -----------------------------
 54      Number of Loans                                                  1360
 55 Closing Loan Balance                                        163,578,227.15       163,578,227.15
 56 Pre-Funding Account Balance                                           0.00                 0.00
 57 Additional Principal Reduction, LTD                           6,470,613.59         6,470,613.59
 58 Realized Losses, LTD                                                  0.00                 0.00
 59 Carryforward Amount                                                   0.00                 0.00
                                                                --------------       --------------
 60 Closing Class Principal Balance                             157,107,613.56       157,107,613.56
 61      Pool Factor per Loan Balance                               97.6271692%          97.6271692%
 62      Pool Factor per Class Balance                              93.7653614%          93.7653614%

------------------------------------------------------------------------------------------------------------------------------------


                                                  ALLIANCE FUNDING COMPANY
                                 by  LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                                                     Designated Servicer
                                                    SERVICERS CERTIFICATE

                                                      1997-2 SUB POOL 2

              In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997 and the Insurance Agreement dated as of June 1, 1997, Lee Servicing Company reports the following information pertaining to series 1997-2 Sub Pool 2 for October 27, 1997, the Remittance date.

                                                Period Ended: October 1, 1997

====================================================================================================================================

                                                                      TOTAL                    CLASS A1
                                                                      -----                    --------
 63 Weighted Note Rate - This Remittance:                           10.24945%
 64 Weighted Note Rate - Next Remittance:                           10.26453%

 65 Pass-Through Rate:                                              5.89625%           5.89625%

 66 Related Remittance Period:                                      25-Sep-97            thru                 26-Oct-97
 67 Days in Related Period:                                            32

 68 Weighted Average Remaining Term                                  348.25

 69 Original Pool - Principal Balance                          119,164,842.18       119,164,842.18
 70 Original Pool - Pre-Funding Account Balance                 52,861,851.87        52,861,851.87
 71 Original Pool - Initial Overcollateralization                4,472,694.05         4,472,694.05
                                                               --------------       --------------
 72 Original Pool - Class Principal Balance                    167,554,000.00       167,554,000.00
 73 Original Pool - Number of Loans                                 1002


    CLASS A OVERCOLLATERALIZATION RECONCILIATION
    --------------------------------------------               Beginning of Month    Current Month           End of Month
                                                               ------------------    -------------           ------------
 74 Initial Overcollateralization*                               5,997,487.77           473,125.82            6,470,613.59
 75 Cross Collateral Deposits, LTD                                       0.00                 0.00                    0.00
 76 Less:  Realized Losses, LTD                                          0.00                 0.00                    0.00
                                                               --------------       --------------           -------------
 77 Overcollateralization of Principal                           5,997,487.77           473,125.82            6,470,613.59
                                                               ==============       ==============           =============
 78 Base Overcollateralization Requirement                                                                    7,913,228.20
 79 Required Overcollateralization                                                                            7,913,228.20

    CURRENT MONTH SUBORDINATED AMOUNT                          Beginning of Month     Current Month          End of Month
    ---------------------------------                          ------------------     -------------          ------------
 80 Original Subordinated Amount                                17,804,763.45               N/A              17,804,763.45
 81 Less: Cumulative Realized Losses                                     0.00                 0.00                    0.00
 82 Plus: Cumulative Additional Proceeds                                 0.00                 0.00                    0.00
                                                                -------------        -------------           -------------
 83 Current Subordinated Amount                                 17,804,763.45                                17,804,763.45
                                                                =============        =============           =============
    NONRECOVERABLE ADVANCE RECONCILIATION
    -------------------------------------
 84 Beginning of Month                                                   0.00
 85 Current Month Nonrecoverable Advance                                 0.00
 86 Less: Current Month Reimbursment                                     0.00
                                                                -------------
 87 End of Month                                                         0.00
                                                                =============

    *Opening Balance corrected to include initial overcollateralization amount of $4,472,694.05

------------------------------------------------------------------------------------------------------------------------------------


                                                  ALLIANCE FUNDING COMPANY
                                 by  LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                                                     Designated Servicer
                                                    SERVICERS CERTIFICATE

                                                      1997-2 SUB POOL 2

              In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997 and the Insurance Agreement dated as of June 1, 1997, Lee Servicing Company reports the following information pertaining to series 1997-2 Sub Pool 2 for October 27, 1997, the Remittance date.

                                                Period Ended: October 1, 1997


====================================================================================================================================

                                                                                CLASS A1
                                                                                --------

 88 Total Class Principal - Original Pool              $167,554,000.00      $167,554,000.00
 89 Interest Remittance Amount                              839,328.29           839,328.29
 90 Interest Rate Factor/1000                                 5.009300             5.009300

 91 Total Principal Collections                           2,562,458.61         2,562,458.61
 92 Prefunding Account Transfer                                   0.00                 0.00
 93 Additional Principal Reduction                          473,125.82           473,125.82
                                                       ---------------      ---------------
 94 Principal Remittance Amount                           3,035,584.43         3,035,584.43
 95 Principal Payment Factor/1000                            18.117051            18.117051
 96 Principal Factor                                        937.653613           937.653613

 97 Prior Month Principal Factor                            955.770664           955.770664



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

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